As filed with the Securities and Exchange Commission on June 28, 2002
                                                      Registration No. 333-84850
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                        ADVANTICA RESTAURANT GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                    DELAWARE                                       5812                                 13-3487402
(State or Other Jurisdiction of Incorporation or       (Primary Standard Industrial       (I.R.S. Employer Identification Number)
                Organization)                           Classification Code Number)

                             DENNY'S HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                    NEW YORK                                       5812                                 22-3004358
(State or Other Jurisdiction of Incorporation or       (Primary Standard Industrial       (I.R.S. Employer Identification Number)
                Organization)                           Classification Code Number)

                              203 EAST MAIN STREET
                       SPARTANBURG, SOUTH CAROLINA 29319
                                 (864) 597-8000
         (Address, Including Zip Code, and Telephone Number, Including
             Area Code of Registrant's Principal Executive Offices)

                             RHONDA J. PARISH, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                        ADVANTICA RESTAURANT GROUP, INC.
                              203 EAST MAIN STREET
                     SPARTANBURG, SOUTH CAROLINA 29319-9966
                                 (864) 597-8000
         (Address, Including Zip Code, and Telephone Number, Including
                        Area Codes of Agent For Service)

                                WITH COPIES TO:

                       GARY C. IVEY, ESQ.                                           NICHOLAS P. SAGGESE, ESQ.
                       ALSTON & BIRD LLP                                     SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
               BANK OF AMERICA PLAZA, SUITE 4000                                300 SOUTH GRAND AVENUE, SUITE 3400
                      101 S. TRYON STREET                                         LOS ANGELES, CALIFORNIA 90071
                CHARLOTTE, NORTH CAROLINA 28202                                           (213) 687-5000
                         (704) 444-1000

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as possible after the effective date of this Registration Statement.

         If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

================================================================================

                                EXPLANATORY NOTE

         Upon the effectiveness of this Registration Statement on March 25, 2002, $7,950,000.00 aggregate principal amount of 12 3/4% Senior Notes due 2007 of Advantica Restaurant Group, Inc. and Denny's Holdings, Inc. (the "New Notes"), were registered for possible issuance pursuant to Advantica's offer to exchange up to $265,000,000 aggregate principal amount of its outstanding 11 1/4% Senior Notes due 2008 (the "Old Notes"), in connection with which an additional $204,050,000 aggregate principal amount of New Notes were previously registered on January 3, 2002 on Form S-4 (File No. 333-72658). The purpose of this Post-Effective Amendment No. 1 is to deregister all New Notes that were not issued pursuant to this Registration Statement.

         The exchange offer described in this Registration Statement expired at 5:00 p.m., New York City time, on April 9, 2002. $88,078,451.00 aggregate principal amount of Old Notes were validly tendered for exchange and accepted by Advantica. Accordingly, $70,389,000.00 aggregate principal amount of New Notes were issued pursuant to the exchange offer.

         Pursuant to Rule 478 promulgated under the Securities Act of 1933, as amended (the "Securities Act") and the undertaking contained in this Registration Statement pursuant to Item 512(a)(3) of Regulation S-K under the Securities Act, Advantica and Denny's Holdings hereby remove from registration under this Registration Statement $7,950,000.00 aggregate principal amount of New Notes.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Spartanburg, State of South Carolina and the City of New York, State of New York, respectively, on June 28, 2002.


                                     ADVANTICA RESTAURANT GROUP, INC.



                                     By: /s/ RHONDA J. PARISH
                                         --------------------------------------
                                         Rhonda J. Parish
                                         Executive Vice President,
                                         General Counsel and Secretary


                                     DENNY'S HOLDINGS, INC.



                                     By: /s/ JAMES H. ALLYN
                                         --------------------------------------
                                         James H. Allyn
                                         Vice President and Secretary

                        ADVANTICA RESTAURANT GROUP, INC

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2002.

                  SIGNATURE                                                                  TITLE
                  ---------                                                                  -----



                        *
--------------------------------------------------
 Nelson J. Marchioli                                                 President and Chief Executive Officer, Director (Principal
                                                                     Executive Officer)


               /s/ ANDREW F. GREEN
--------------------------------------------------
 Andrew F. Green                                                     Senior Vice President
                                                                     (Principal Financial Officer and Principal Accounting Officer)



                        *
--------------------------------------------------
 Vera K. Farris                                                      Director



                        *
--------------------------------------------------
 Robert E. Marks                                                     Director



                        *
--------------------------------------------------
 Lloyd I. Miller, III                                                Director



                        *
--------------------------------------------------
 Charles F. Moran                                                    Director



                        *
--------------------------------------------------
 Elizabeth A. Sanders                                                Director



                        *
--------------------------------------------------
 Donald R. Shepherd                                                  Director

---------------

         * The undersigned, by signing her name hereto, does sign and execute this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed herewith.


                                           /s/ RHONDA J. PARISH
                                          --------------------------------------
                                           Rhonda J. Parish
                                           Attorney-in-Fact

                             DENNY'S HOLDINGS, INC

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2002.

                    SIGNATURE                                                           TITLE
                    ---------                                                           -----



                        *
--------------------------------------------------
 Samuel S. Sontag                                                       President and Treasurer, Director (Principal
                                                                        Executive Officer, Principal Financial Officer and
                                                                        Principal Accounting Officer)


                        *
--------------------------------------------------
 James H. Allyn                                                         Director

---------------

         * The undersigned, by signing his name hereto, does sign and execute this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed herewith.


                                          /s/ JAMES H. ALLYN
                                         ---------------------------------------
                                          James H. Allyn
                                          Attorney-in-Fact